UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 0R 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 2, 2007

                     Alternative Construction Company, Inc.
             (Exact name of registrant as specified in its charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

            0-128191                                  20-1776133
      -----------------------             ---------------------------------
      (Commission File Number)            (IRS Employer Identification No.)

1900 South Harbor City Blvd., Suite 315, Melbourne, FL                 32901
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

                                 (321) 308-0834
               --------------------------------------------------
               Registrant's telephone number, including area code

          -------------------------------------------------------------
          (Former name or Former Address, If Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT


      ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

      (b) On January 2, 2007, with effect at January 1, 2007, Mr. Steve Williams and Mr. Jeffrey Saturday were added as Directors of the Company. Mr. Michael Hawkins term as a Director ended on January 1, 2007.

      On January 2, 2007, with effect at January 1, 2007, the Board appointed Mr. Willis Kilpatrick, Mr. Thomas Amon and Mr. Jeffrey Saturday to its Audit Committee. Mr. Jeffrey Saturday will serve as its Chairman.

      On January 2, 2007, with effect at January 1, 2007, the Board appointed Mr. Thomas Amon as the Chairman of the Compensation Committee.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


      ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial Statements

                  Not Applicable.

            (b)   Pro Forma Financial Information

                  Not Applicable.

            (d)   Exhibits:

                  Not Applicable


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALTERNATIVE CONSTRUCTION COMPANY, INC.


                                        /s/ Michael Hawkins
                                        ----------------------------------------
                                            Michael Hawkins
                                            Chief Executive Officer


Date: January 4, 2007